DISCO Announces Fourth Quarter and Fiscal Year 2021 Financial Results

Fourth Quarter Total Revenue of $33.8 Million, a Year over Year Increase of 76%

AUSTIN, Texas - February 24, 2022 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its fourth quarter and fiscal year ended December 31, 2021.

“The legal industry is recognizing that cloud-native technology and applied artificial intelligence are game changers. As we close on our first calendar year as a public company, we believe our results demonstrate that DISCO is at the forefront of the industry’s modernization,” said Kiwi Camara, Co-Founder and CEO of DISCO. “Our ability to empower our customers to achieve better legal outcomes continues to drive demand for our offerings, as law firms and corporate legal departments turn to DISCO for our product innovation, for our expertise, and to use technology to transform the practice of law.”

Fourth Quarter 2021 Financial Highlights:

•Total revenue was $33.8 million, up 76% compared to the fourth quarter of 2020.
•GAAP net loss was $9.1 million, compared to $3.0 million in the fourth quarter of 2020.
•Adjusted EBITDA was ($5.3) million, compared to ($2.1) million in the fourth quarter of 2020.

Fiscal Year 2021 Financial Highlights:

•Total revenue was $114.3 million, up 67% compared to fiscal year 2020.
•GAAP net loss was $24.3 million, compared to $22.9 million in fiscal year 2020.
•Adjusted EBITDA was ($16.3) million, compared to ($19.9) million in fiscal year 2020.
•Dollar based net retention rate of 146%, compared to 127% in fiscal year 2020.

Recent Business Highlights:

•Built In Best Places to Work 2022: DISCO was recognized in the categories of Austin Best Places to Work, Austin Best Midsize Companies to Work For and Austin Best Paying Companies by Built In Austin.
•Greater Austin Business Awards 2021: Kiwi Camara, CEO of DISCO, was awarded a CEO Award from the Greater Austin Chamber of Commerce.

First Quarter and Full Year 2022 Financial Outlook

As of February 24, 2022, DISCO is issuing the following outlook for the first quarter of 2022 and fiscal year 2022:

First quarter of 2022:

•Revenue in the range of $30.0 - $31.0 million, representing year-over-year growth between 42% and 47%.
•Adjusted EBITDA in the range of ($12.5) - ($11.5) million.

Fiscal year 2022:

•Revenue in the range of $146.8 - $150.8 million, representing year-over-year growth between 28% and 32%.
•Adjusted EBITDA in the range of ($51.5) - ($43.5) million.

DISCO’s first quarter and fiscal year 2022 financial outlook is based on a number of assumptions that are subject to change and many of which are outside of our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to the most directly comparable GAAP measure is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, February 24, 2022, to discuss its fourth quarter and fiscal year 2021 financial results and business highlights. The conference call can be accessed by dialing (833) 989-2979 from the United States or +1 (236) 714-3974 internationally with conference ID 9399144. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Tuesday, March 17, 2022, a telephone replay will be available by dialing (800) 585-8367 from the United States, +1 (416) 621-4642 internationally with conference ID 9399144. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides a cloud-native, artificial intelligence-powered legal solution that simplifies ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated solution enables legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP sales and marketing expense; non-GAAP general and administrative expense; non-GAAP loss from operations; non-GAAP net loss attributable to common stockholders and non-GAAP net loss attributable to common stockholders per share (basic and diluted). Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA, DISCO adjusts net loss for such items as depreciation and amortization expense; provision for income taxes; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; refund of sales and use taxes related to sales tax in prior periods and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, and non-GAAP operating expenses (research and development expense, sales and marketing, general and administrative), DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP loss from operations, non-GAAP net loss attributable to common stockholders, and non-GAAP net loss attributable to common stockholders per share, DISCO adjusts the respective GAAP balances for stock-based compensation expense and refund of sales and use taxes related to sales tax in prior periods.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning DISCO's financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our solution; (xi) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiii) our ability to compete effectively with existing competitors and new market entrants; (xiv) general market, political, economic, and business conditions; and (xv) the impact that the ongoing COVID-19 pandemic and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 10, 2021. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2021.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
Lee Robinson
DISCO Investor Relations
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$255,477	$58,569
Accounts receivable, net	20,740	12,912
Other current assets	4,634	1,364
Total current assets	280,851	72,845
Property and equipment, net	5,335	3,873
Operating lease right-of-use assets	864	1,850
Other assets	351	539
Total assets	$287,401	$79,107
Liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$4,686	$3,588
Accrued expenses	2,844	641
Accrued salary and benefits	7,955	5,240
Deferred revenue	2,175	1,642
Operating leases	890	1,018
Finance lease	99	112
Total current liabilities	18,649	12,241
Operating lease, non-current	—	890
Finance lease, non-current	—	99
Other liabilities, non-current	75	—
Total liabilities	18,724	13,230
Commitments and contingencies
Redeemable convertible preferred stock $0.005 par value, issuable in Series A-F no shares and 178,967 shares authorized as of December 31, 2021 and 2020, respectively; no shares and 35,793 shares issued and outstanding as of December 31, 2021 and 2020, respectively; no aggregate liquidation preference as of December 31, 2021 and $161,134 aggregate liquidation preference as of December 31, 2020	—	160,800
Stockholders’ equity (deficit)
Preferred stock $0.005 par value, 100,000 and no shares authorized, as of December 31, 2021 and 2020, respectively; no shares issued and outstanding as of December 31, 2021 and 2020	—	—
Common stock $0.005 par value, 1,000,000 and 277,406 shares authorized as of December 31, 2021 and 2020, respectively; 58,010 and 13,533 shares issued and outstanding as of December 31, 2021 and 2020, respectively	291	68
Additional paid-in capital	395,850	8,129
Accumulated deficit	(127,464)	(103,120)
Total stockholders’ equity (deficit)	268,677	(94,923)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$287,401	$79,107

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue	$33,810	$19,186	$114,342	$68,444
Cost of revenue	8,786	5,347	31,098	20,449
Gross profit	25,024	13,839	83,244	47,995
Operating expenses:
Research and development	10,639	5,954	34,414	26,599
Sales and marketing	15,169	7,387	47,045	31,061
General and administrative	8,163	3,461	25,614	13,893
Refund of sales and use taxes	—	—	—	(1,057)
Total operating expenses	33,971	16,802	107,073	70,496
Loss from operations	(8,947)	(2,963)	(23,829)	(22,501)
Other income (expense)
Interest and other income	32	22	106	155
Interest and other expense	(222)	(37)	(540)	(456)
Loss from operations before income taxes	(9,137)	(2,978)	(24,263)	(22,802)
Income tax provision	29	(13)	(81)	(71)
Net loss	$(9,108)	$(2,991)	$(24,344)	$(22,873)
Less accretion of redeemable convertible preferred stock	—	(23)	(56)	(92)
Net loss attributable to common stockholders	$(9,108)	$(3,014)	$(24,400)	$(22,965)
Net loss per share attributable to common stockholders, basic and diluted	$(0.16)	$(0.23)	$(0.73)	$(1.74)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	57,451	13,281	33,208	13,171

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2021	2020
Cash flow from operating activities:
Net loss	$(24,344)	$(22,873)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	1,674	1,624
Stock-based compensation	5,603	1,993
Charge to allowance for credit losses	833	451
Loss (Gain) on disposal of long-lived assets	(1)	6
Non-cash operating lease costs	986	1,337
Non-cash interest	240	70
Changes in operating assets and liabilities:
Accounts receivable	(8,662)	(6,001)
Other current assets	(3,168)	(24)
Other long-term assets	(24)	31
Accounts payable	1,091	(397)
Accrued expenses and other	4,615	2,263
Deferred revenue	533	224
Operating lease liabilities	(1,018)	(1,416)
Net cash used in operating activities	(21,642)	(22,712)
Cash flow from investing activities:
Purchases of property, equipment and capitalized internal-use software development costs	(3,107)	(1,904)
Net cash used in investing activities	(3,107)	(1,904)
Cash flow from financing activities:
Debt issuance costs	—	(176)
Proceeds from debt	—	23,302
Repayment of debt	—	(23,302)
Proceeds from public offering, net of underwriting discounts and commissions and other offering costs	219,811	—
Proceeds from exercise of stock options	2,288	447
Proceeds from exercise of warrants	146	—
Net proceeds from the issuance of redeemable convertible preferred stock	—	59,934
Repurchase of common stock related to net share settlement	(476)	(138)
Principal payments on finance lease obligations	(112)	(106)
Net cash provided by financing activities	221,657	59,961
Net increase in cash:	196,908	35,345
Cash & cash equivalents at beginning of period	58,569	23,224
Cash & cash equivalents at end of period	$255,477	$58,569
Supplemental disclosure:
Cash paid for interest	$105	$365
Cash paid for taxes	$97	$87
Non-cash investing and financing activities:
Accretion of preferred stock to redemption value	$56	$92
Conversion of preferred stock to common stock upon initial public offering	$160,856	$—
Costs related to initial public offering included in accounts payable and accrued liabilities	$284	$—

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net loss	$(9,108)	$(2,991)	$(24,344)	$(22,873)
Depreciation and amortization expense	420	410	1,674	1,624
Provision for income taxes	(29)	13	81	71
Interest and other, net	190	15	434	301
Stock-based compensation expense	3,095	495	5,603	1,993
Payroll tax expense on employee stock transactions	160	6	264	20
Refund of sales and use taxes	—	—	—	(1,057)
Adjusted EBITDA	$(5,272)	$(2,052)	$(16,288)	$(19,921)
Adjusted EBITDA margin	(16)%	(11)%	(14)%	(29)%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cost of revenue	$8,786	$5,347	$31,098	$20,449
Non-GAAP adjustments:
Stock-based compensation expense	(29)	(8)	(57)	(28)
Non-GAAP cost of revenue	$8,757	$5,339	$31,041	$20,421
Non-GAAP gross profit	$25,053	$13,847	$83,301	$48,023
Non-GAAP gross margin	74%	72%	73%	70%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Research and development	$10,639	$5,954	$34,414	$26,599
Non-GAAP adjustments:
Stock-based compensation expense	(1,294)	(208)	(2,081)	(864)
Non-GAAP research and development	$9,345	$5,746	$32,333	$25,735
Non-GAAP research and development as a % of revenue	28%	30%	28%	38%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Sales and marketing	$15,169	$7,387	$47,045	$31,061
Non-GAAP adjustments:
Stock-based compensation expense	(695)	(88)	(1,258)	(335)
Non-GAAP sales and marketing	$14,474	$7,299	$45,787	$30,726
Non-GAAP sales and marketing as a % of revenue	43%	38%	40%	45%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
General and administrative	$8,163	$3,461	$25,614	$13,893
Non-GAAP adjustments:
Stock-based compensation expense	(1,077)	(191)	(2,207)	(766)
Non-GAAP general and administrative	$7,086	$3,270	$23,407	$13,127
Non-GAAP general and administrative as a % of revenue	21%	17%	20%	19%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Loss from operations	$(8,947)	$(2,963)	$(23,829)	$(22,501)
Operating margin	(26)%	(15)%	(21)%	(33)%
Non-GAAP adjustments:
Stock-based compensation expense	3,095	495	5,603	1,993
Refund of sales and use taxes	—	—	—	(1,057)
Non-GAAP loss from operations	$(5,852)	$(2,468)	$(18,226)	$(21,565)
Non-GAAP operating margin	(17)%	(13)%	(16)%	(32)%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net loss attributable to common stockholders	$(9,108)	$(3,014)	$(24,400)	$(22,965)
Non-GAAP adjustments:
Stock-based compensation expense	3,095	495	5,603	1,993
Refund of sales and use taxes	—	—	—	(1,057)
Non-GAAP net loss attributable to common stockholders	$(6,013)	$(2,519)	$(18,797)	$(22,029)
Non-GAAP net loss per share	$(0.10)	$(0.19)	$(0.57)	$(1.67)
Weighted average shares used to compute basic and diluted net loss per share	57,451	13,281	33,208	13,171
Non-GAAP income attributable to common stockholders as a % of revenue	(18)%	(13)%	(16)%	(32)%